SSCHEDULE 14A

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SCHEDULE 14A INFORMATION

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 Eaton Vance Floating-Rate Income Trust

Eaton Vance Senior Floating-Rate Trust

Eaton Vance New York Municipal Income Trust

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate 2022 Target Term Trust

Eaton Vance 2021 Target Term Trust

Eaton Vance Municipal Income 2028 Term Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

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PRODUCT FINDER ▾ | Investor Account Access | Investment Professional Sign In | UNITED STATES ▾

Eaton Vance

WEALTH STRATEGIES | INVESTMENTS | INSIGHTS | TAXES AND TOOLS

In connection with the proposed acquisition of Eaton Vance by Morgan Stanley, shareholders of the Eaton Vance Funds are being asked to approve new Fund agreements. LEARN MORE

Eaton Vance Funds

We offer mutual funds that invest across a wide array of equity, income and alternative strategies. Each of them seeks to address the varied investment goals of today. Browse our mutual funds that have a five- or four-star Morningstar rating.

LEARN MORE

BARRON'S Eaton Vance featured in Barron's: A Trillion Dollar Budget Hole

READ MORE

EQUITY FUNDS

Domestic Equity

- Atlanta Capital Focused Growth Fund (EILGX)
- Atlanta Capital Select Equity Fund (ESEIX)
- Atlanta Capital SMID-Cap Fund (EISMX)

INCOME FUNDS

Taxable Income

- Core Bond Fund (EIGIX)
- Core Plus Bond Fund (EIBAX)
- Emerging Markets Debt Fund (EEIDX)

ALTERNATIVE FUNDS

Absolute Return

- Global Macro Absolute Return Advantage Fund (EGRIX)
- Global Macro Absolute Return Fund (EIGMX)

We need your consent

Morgan Stanley is acquiring Parametric's parent company, Eaton Vance. Parametric clients may be asked to consent to new advisory agreements.

If you own a separately managed account (SMA) or certain private funds managed by Parametric, you may receive a letter requesting your consent to our continued management of your investment strategy following the close of the transaction. Depending on the terms of your investment management agreement or investment in a private fund, your consent may be required to be in writing.

Own shares of a Parametric-sub-advised open-end or closed-end fund?

Parametric subadvises certain funds offered and distributed by Eaton Vance Distributors, Inc., a registered broker-dealer. Please visit Eaton Vance’s website for voting information regarding these funds.

About the acquisition

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that they had entered into a definitive agreement under which Morgan Stanley will acquire Eaton Vance and its affiliates. Eaton Vance’s Board of Directors and Voting Trustees believe this acquisition is in the best interests of our clients, business partners and employees.

  Creates a $1.2 trillion global asset manager with complementary investment capabilities and distribution strengths
  Expands breadth and depth of investment strategies, enhancing our commitment to providing world-class client solutions
  Provides additional market opportunities for our investment teams in the U.S. and internationally

Read the press release

Morgan Stanley Acquisition: We need your response

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that they had entered into a definitive agreement under which Morgan Stanley will acquire Eaton Vance and its affiliates. Eaton Vance’s Board of Directors and Voting Trustees believe this acquisition is in the best interests of our clients, business partners and employees.

While our parent company will change, the investment process and the professionals who have acted as stewards of your assets will not change as a result of the transaction. Further, the brand associated with the investment strategy will not change as a result of the transaction. At the same time, we believe that providing access to the additional resources of a world-class organization like Morgan Stanley will be additive to our investment teams and clients.

To access information specific to your account choose one of the following options

Separate Account Portfolios | Commingled Funds | Eaton Vance Open-End Funds | Calvert Open-End Funds| Eaton Vance Closed-End Funds

About the acquisition

  Creates a $1.2 trillion global asset manager with complementary investment capabilities and distribution strengths
  Expands breadth and depth of investment strategies, enhancing our commitment to providing world-class client solutions
  Provides additional market opportunities for our investment teams in the U.S. and internationally

Morgan Stanley Acquisition Press Release

TOM FAUST VIDEO

Information for institutional clients with separate account portfolios

You are being asked to consent to the deemed assignment of your investment advisory agreement(s) resulting from the change of control as required under applicable law and your investment advisory agreement.

Information for institutional clients invested in certain Institutional commingled funds

We are requesting that investors in the fund approve the fund’s provision of consent to the change of control as required under applicable law and the fund’s investment advisory arrangement. The respective fund’s consent in this regard will be considered to have been approved if investors representing at least fifty percent of the fund’s assets under management provide their approval (or are deemed to provide their approval).

Consent process

If you have an Institutional separate account portfolio and/or are an investor in certain private funds managed by Eaton Vance Management, Parametric, Calvert and Atlanta Capital, you will be sent a consent letter requesting your consent to our continued management of your investment strategies following the close of the transaction. Depending on the terms of your investment management agreement or investment in a private fund, your consent may be required to be in writing.

If you have any questions, please contact your institutional relationship manager for assistance.

We Need Your Vote

If you own shares of Eaton Vance open-end funds, Calvert open-end funds, or Eaton Vance closed end funds you are being asked to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements to help ensure that the funds continue to operate without interruption.

Proxy 101 and Frequently Asked Questions

More information on voting options can be found below.

Eaton Vance Open-End Fund Proxy Information and Voting Links

Eaton Vance Open-End Fund Information

Eaton Vance Open-End Fund Proxy Statement

If you have any questions or would like additional information please call 866-864-3926. To vote over the phone, refer to the phone number located on your proxy card.

Eaton Vance Open-End Fund Online Voting Options

Option 1: If you receive account statements directly from the fund, and/or the control number on your proxy card has 14 digits: CLICK HERE TO VOTE ONLINE

Option 2: If you hold shares of a fund through an intermediary and the control number on your voting instruction card has 16 digits: CLICK HERE TO VOTE ONLINE

Calvert Open-End Fund Proxy Information and Voting Links

Calvert Open-End Fund Information

Calvert Open-End Fund Proxy Statement

If you have any questions or would like additional information please call 877-225-6862. To vote over the phone, refer to the phone number located on your proxy card.

Calvert Open-End Fund Online Voting Options Option 1: If you receive account statements directly from the fund, and/or the control number on your proxy card has 14 digits: CLICK HERE TO VOTE ONLINE	Option 2: If you hold shares of a fund through an intermediary and the control number on your voting instruction card has 16 digits: CLICK HERE TO VOTE ONLINE

Eaton Vance Closed-End Fund Proxy Information and Voting Links

Eaton Vance Closed-End Fund Information[1]

Eaton Vance Closed-End Fund Press Release

Eaton Vance Closed-End Fund Proxy Statement (for funds other than EFT, EVY, EFR AND EVF)

If you have any questions or would like additional information please call 800-622-1569. To vote over the phone, refer to the phone number located on your proxy card.

Eaton Vance Closed-End Fund Proxy Statement (for EFT, EVY, EFR AND EVF)

If you have any questions or would like additional information please call (866) 416-0552. To vote over the phone, refer to the phone number located on your proxy card.

Eaton Vance Closed-End Fund Online Voting Options

Option 1: If you receive account statements from the Funds’ transfer agent, AST, and the control number on your proxy card has 12 digits: CLICK HERE TO VOTE ONLINE

Option 2: If you hold shares of a Fund through an intermediary and the control number on your voting instruction card has 16 digits: CLICK HERE TO VOTE ONLINE

1Relates to each of the closed-end funds sponsored by Eaton Vance except Eaton Vance Floating-Rate Income Plus Fund (EFF).

PLEASE READ YOUR OPEN-END FUND’S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND MAILED ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND’S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.